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                                                                      EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports dated January 29, 1996 included in this Form 10-K/A into the Company's previously filed registration statements on Form S-8 (File No.'s 33-8510 and 33-53517), Form S-4 (File No. 33-60013) and Form S-3(File No. 33-5780).



ARTHUR ANDERSEN LLP

Chicago, Illinois

April 19, 1996